SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       the Securities Exchange Act of 1934

                          Date of Report: June 24, 1997


                        PROVIDIAN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-12897                 94-2933952
-----------------------       ---------------------       ------------------
(State of incorporation)      (Commission File No.)       (IRS Employer
                                                          Identification No.)


                               201 Mission Street
                         San Francisco, California 94105
                    ----------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (415) 543-0404

Providian Bancorp, Inc.
------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.       Other Events.

         On June 10, 1997, the shares of the Common Stock of the registrant were distributed by its corporate parent, Providian Corporation, to the shareholders of Providian Corporation in a spin-off transaction (the "Distribution"). On February 4, 1997, a subsidiary trust of the registrant issued $160 million of capital securities. The attached exhibit provides certain additional pro forma financial information regarding the registrant, giving effect to the Distribution and the issuance of the capital securities.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (c) Exhibits. Exhibit 99.1

               Pro Forma Condensed Statement of Income of Providian Financial Corporation and Subsidiaries

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PROVIDIAN FINANCIAL CORPORATION


                                          By:  /s/ David Petrini
                                              -----------------------
                                              Name:  David Petrini
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Date: June 24, 1997


                               Index to Exhibits

Exhibit   Number and Designation

99.1 Pro Forma Condensed Statement of Income of Providian Financial Corporation and Subsidiaries